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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A


                                Amendment No. 1
               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     August 14, 2000



                                 REVCARE, INC.
            (Exact name of registrant as specified in its charter)

        Nevada                    0-17192                 84-1061382
      (State or other           (Commission            (I.R.S. Employer
        jurisdiction            File Number)           Identification No.)
     of incorporation)

               5400 Orange Avenue, Suite 200, Cypress, CA 90630
             (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code: (714) 995-0627
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired.

     The financial statements of Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies ("OCPS") required by this item are attached as Exhibits 99.1(a) and 99.1(b).

(b)  Pro Forma Financial Information (Unaudited).

     The unaudited pro forma combined condensed financial statements are attached as Exhibit 99.1 (c) and reflect the acquisition of (i) all of the outstanding stock of Orange County Professional Services, Inc. and its subsidiary, Impact Seminars and Consulting, Inc., and (ii) substantially all of the assets of Insource Medical Solutions, LLC, RBA Rem-Care, Inc. and Hospital Employee Labor Pool by RevCare, Inc. ("Registrant"). The unaudited pro forma combined condensed financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

     The unaudited pro forma combined condensed balance sheet is based on the historical balance sheet as of June 30, 2000 and is presented as if the acquisition had been consummated at that date. The unaudited pro forma combined condensed consolidated statements of income are based on the historical statements of income of each of Registrant and OCPS for the nine months ended June 30, 2000, and reflect certain adjustments to give effect to the acquisition as if it had occurred on October 1, 1999, and for the year ended September 30, 1999, and reflect certain adjustments to give effect to the acquisition as if it had occurred on October 1, 1998.

     Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments included in the unaudited pro forma combined condensed financial statements are expected as evaluations of assets and liabilities are completed and additional information becomes available. Accordingly, the final allocated values will differ from the amounts used to calculate the adjustments in the unaudited pro forma combined condensed consolidated statements of income.

(c)  Exhibits.

Exhibit    Name of Exhibit
-------    ---------------

99.1 (a) Audited Financial Statements of Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies (filed herewith).

99.1 (b) Unaudited Financial Statements of Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies (filed herewith).

99.1 (c) Unaudited Pro Forma Combined Condensed Financial Statements of RevCare, Inc. (filed herewith).

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REVCARE, INC.


Date:  October 27, 2000                 By:  /s/ Manuel Occiano
                                             -----------------------
                                             Manuel Occiano
                                             Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit    Name of Exhibit
-------    ---------------

99.1 (a) Audited Financial Statements of Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies (filed herewith).

99.1 (b) Unaudited Financial Statements of Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies (filed herewith).

99.1 (c) Unaudited Pro Forma Combined Condensed Financial Statements of RevCare, Inc. (filed herewith).